                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  September 8, 2000

                       Vertex Pharmaceuticals Incorporated
             (Exact name of registrant as specified in its charter)

      Massachusetts                  000-19319                     04-3039129

-----------------------       --------------------           -------------------
(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)
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                               130 WAVERLY STREET
                               CAMBRIDGE, MA 02139
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 577-6000

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                                Page 1 of 8 pages
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ITEM 5.   OTHER EVENTS.

         On September 8, 2000, we publicly disseminated a press release announcing our intention to redeem our 5% Convertible Subordinated Notes due
2007. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

         Also on September 8, 2000, we publicly disseminated a press release announcing a $200 million private offering of Convertible Subordinated Notes.
The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

99.1     Press Release dated September 8, 2000, "Vertex Pharmaceuticals
         Announces its Intention to Redeem its 5% Convertible Subordinated
         Notes Due 2007."

99.2     Press Release dated September 8, 2000, "Vertex Pharmaceuticals
         Announces $200 Million Private Offering of Convertible Subordinated
         Notes."


                                Page 2 of 8 pages

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          VERTEX PHARMACEUTICALS INCORPORATED
                                          (Registrant)

Date:  September 8, 2000                  By: /s/ Thomas G. Auchincloss, Jr.
                                              ---------------------------------
                                              Name: Thomas G. Auchincloss, Jr.
                                              Title: Vice President, Finance


                                Page 3 of 8 pages

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                                  EXHIBIT INDEX

Exhibit                                                     Sequential
Number             Description                              Page Number
-------            -----------                              -----------
99.1               Press Release dated September                 5
                   8, 2000, "Vertex Pharmaceuticals
                   Announces its Intention to Redeem
                   its 5% Convertible Subordinated
                   Notes Due 2007."

99.2               Press Release dated September                 7
                   8, 2000, "Vertex Pharmaceuticals
                   Announces $200 Million Private
                   Offering of Convertible
                   Subordinated Notes."


                                Page 4 of 8 pages